UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     December 19, 2008

FLINT TELECOM GROUP, INC.

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(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3390 Peachtree Rd. NE, Suite 1000, Atlanta, GA                                                                                                30326
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(Address of Principal Executive Offices)                                                                                                (Zip Code)

(408) 399-6120
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(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Between the dates of November 20, 2008 to December 22, 2008, twenty four holders of convertible promissory notes issued by Flint (the “Note Holders”) requested the conversion of 100% of their Notes, which were issued between December of 2007 and May of 2008.  These Note conversion requests included the entire outstanding principal amounts of the Notes in an aggregate amount of $742,250, all accrued interest up to and including the conversion request date and additionally, per an agreement by and among the Note Holders and the Company, all interest which would have accrued had the Note Holders waited to convert their Notes until December 31, 2008, which comes to a total aggregate amount of $793,473, into restricted common shares of Flint Telecom Group, Inc. at a conversion price equal to $0.275 per share, which equals a total of 2,885,356 shares of our restricted common stock.

We believe our offering and sale of the securities in the above transactions, made only to accredited investors and certain persons outside of the United States, were exempt from registration under Section 4(2) of the Securities Act and Regulation S. The securities issued pursuant to these conversions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act of 1933.  The appropriate restrictive legend was placed on the certificates and stop transfer instructions were issued to the transfer agent.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------	Location ---------------

4.1	Form of Convertible Promissory Note.	Incorporated by reference to Exhibit 4.2 of Registrant’s Form 8-K filed on October 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.

Date:   December 29, 2008                                                                           By:  /s/ Vincent Browne
Vincent Browne,
Chief Executive Officer